EXHIBIT 28(h) 45 UNDER FORM N-1A

EXHIBIT 10 UNDER ITEM 601/REG. S-K

ELEVENTH AMENDMENT TO

FUND ACCOUNTING AGREEMENT

THIS AMENDMENT TO FUND ACCOUNTING AGREEMENT (“Amendment”) is by and between each of the investment companies listed on Schedule I to the Agreement, as defined below (each, a “Fund”), and The Bank of New York Mellon (“Bank”).

W I T N E S S E T H:

WHEREAS, the Funds and the Bank are parties to that certain Fund Accounting Agreement (the “Agreement”) dated March 1, 2011, as amended, between the Funds listed on Schedule I of the Agreement, as amended and restated and attached hereto and the Bank;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Bank desire to add certain Funds to and remove certain Funds from Schedule I; and

WHEREAS, the Funds and Bank are parties to that certain Fund Accounting Agreement (the

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

The Funds listed in Schedule I to the Agreement is amended and restated to include the funds listed on Schedule I attached hereto.

The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of September 1, 2018.

On behalf of each of the Funds indicated on

Schedule I of the Fund Accounting Agreement,

as amended from time to time

By:_/s/ Lori A. Hensler

Name: Lori A. Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez

Name: Armando Fernandez

Title: Vice President/Managing Director

SCHEDULE I

(UPDATED AS OF 09/01/18)

A.	Money Market Funds

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated U.S. Treasury Cash Reserves

B.       Muni Fixed Income Funds

Federated Intermediate Municipal Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Municipal Bond Fund, Inc.

Federated Municipal Ultrashort Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

C.       Other Funds

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated Hermes SDG Engagement Equity Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large Cap Value Fund

Federated Muni and Stock Advantage Fund

TWELFTH AMENDMENT TO

FUND ACCOUNTING AGREEMENT

THIS AMENDMENT TO FUND ACCOUNTING AGREEMENT (“Amendment”) is by and between each of the investment companies listed on Schedule I to the Agreement, as defined below (each, a “Fund”), and The Bank of New York Mellon (“Bank”).

W I T N E S S E T H:

WHEREAS, the Funds and the Bank are parties to that certain Fund Accounting Agreement (the “Agreement”) dated March 1, 2011, as amended, between the Funds listed on Schedule I of the Agreement, as amended and restated and attached hereto and the Bank;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Bank desire to add certain Funds to Schedule I; and

WHEREAS, the Funds and Bank are parties to that certain Fund Accounting Agreement (the

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

The Funds listed in Schedule I to the Agreement is amended and restated to include the funds listed on Schedule I attached hereto.

The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of December 1, 2018.

On behalf of each of the Funds indicated on

Schedule I of the Fund Accounting Agreement,

as amended from time to time

By: /s/ Deborah M. Molini

Name: Deborah M. Molini

Title: Assistant Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez

Name: Armando Fernandez

Title: Vice President/Managing Director

SCHEDULE I

(UPDATED AS OF 12/01/18)

B.	Money Market Funds

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated U.S. Treasury Cash Reserves

B.       Muni Fixed Income Funds

Federated Intermediate Municipal Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Municipal Bond Fund, Inc.

Federated Municipal Ultrashort Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

C.       Other Funds

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated Hermes Absolute Credit Fund

Federated Hermes Global Equity Fund

Federated Hermes Global Small Cap Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes Unconstrained Credit Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large Cap Value Fund

Federated Muni and Stock Advantage Fund